UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2007

WGNB CORP.
(Exact name of registrant as specified in its charter)

GEORGIA	000-30805	58-1640130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Maple Street
P.O. Box 280
Carrollton, Georgia 30117
(Address of Principal
Executive Offices)

(770) 832-3557
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 30, 2007, WGNB Corp. (the “Company”) entered into an amendment (the “Amendment”) to the Rights Agreement between the Company and SunTrust Bank, Atlanta, dated February 12, 1997 (the “Right Agreement”). The Amendment extends the final expiration date of the rights granted under the Rights Agreement for an additional year from January 31, 2007 to January 31, 2008. Except for the extension of the final expiration date, all other material terms and conditions of the Rights Agreement remain in full force and effect.

A copy of the Amendment is filed with this Current Report as Exhibit 4.1.1 and is incorporated herein by reference. A copy of the Rights Agreement was filed as an exhibit to the Company’s Registration Statement on Form 10-SB filed June 14, 2000.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in response to Item 1.01 above is incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1.1	Amendment No. 1 to Rights Agreement, dated as of January 30, 2007, between the Company and SunTrust Bank, Atlanta.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WGNB CORP.

Date: January 30, 2007	By:	/s/ Steven J. Haack
Steven J. Haack
Treasurer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1.1	Amendment No. 1 to Rights Agreement, dated as of January 30, 2007, between the Company and SunTrust Bank, Atlanta.